                         SCHEDULE TO MONTHLY NOTEHOLDERS' STATEMENT

                        MBNAseries
                         MBNA CREDIT CARD MASTER NOTE TRUST

                        MONTHLY PERIOD ENDING December 31, 2001

                           Reference is made to the 2001-D Supplement (the "Series 2001-D" Supplement), dated as of May
                        24, 2001, between MBNA America Bank, National Association, a national banking association (the
                        "Bank"), as Seller and Servicer, and The Bank of New York, as Trustee, the Indenture (the
                        "Indenture"), dated as of May 24, 2001 and the Indenture Supplement (the "Indenture
                        Supplement"), dated as of May 24, 2001 , each between MBNA Credit Card Master Note Trust, as
                        Issuer, and "The Bank of New York, as Indenture Trustee.  Terms used herein and not defined herein have the meanings ascribed to them in the 2001-D Supplement, the Indenture and the
                        Indenture Supplement, as applicable.

                           The following computations are prepared with respect to the Transfer Date of January 14, 2002 and with respect to the performance of the Trust during the related Monthly Period.

                        A. Targeted deposits to Interest Funding sub-Accounts:

                                                Targeted Deposit        Actual Deposit to       Shortfall from          Interest Funding        Interest Funding
                                                to Interest             Interest Funding        earlier Monthly         sub-account Balance     sub-Account
                                                Funding                 sub-Account for         Periods                 prior to Withdrawals*   Earnings

                                                sub-Account for         applicable Monthly
                                                applicable Monthly      Period
                                                Period

                        Class A:
                        Class A(2001-1)         $4,791,666.67           $4,791,666.67           $0.00                   $4,791,666.67           $0.00
                        Class A(2001-2)         $864,212.08             $864,212.08             $0.00                   $864,212.08             $0.00
                        Class A(2001-3)         $2,046,111.11           $2,046,111.11           $0.00                   $6,491,111.11           $6,713.59
                        Class A(2001-Emerald)   $7,508,969.61           $7,508,969.61           $0.00                   $104,759,636.01         $161,452.72
                        Class A(2001-4)         $1,631,757.50           $1,631,757.50           $0.00                   $1,631,757.50           $0.00
                        Class A(2001-5)         $848,100.97             $848,100.97             $0.00                   $848,100.97             $0.00
                        Class A Total:          $17,690,817.94          $17,690,817.94          $0.00                   $119,386,484.34         $168,166.31
                        Class B:
                        Class B(2001-1)         $457,279.65             $457,279.65             $0.00                   $457,279.65             $0.00
                        Class B(2001-2)         $454,258.82             $454,258.82             $0.00                   $454,258.82             $0.00
                        Class B(2001-3)         $263,520.83             $263,520.83             $0.00                   $263,520.83             $0.00
                        Class B Total:          $1,175,059.30           $1,175,059.30           $0.00                   $1,175,059.30           $0.00
                        Class C:
                        Class C(2001-1)         $593,217.15             $593,217.15             $0.00                   $593,217.15             $0.00
                        Class C(2001-2)         $245,342.42             $245,342.42             $0.00                   $245,342.42             $0.00
                        Class C(2001-3)         $2,183,333.33           $2,183,333.33           $0.00                   $2,183,333.33           $0.00
                        Class C(2001-4)         $593,217.15             $593,217.15             $0.00                   $593,217.15             $0.00
                        Class C(2001-5)         $472,864.58             $472,864.58             $0.00                   $472,864.58             $0.00
                        Class C Total:          $4,087,974.63           $4,087,974.63           $0.00                   $4,087,974.63           $0.00
                        Total:                  $22,953,851.87          $22,953,851.87          $0.00                   $124,649,518.27         $168,166.31

                        *  The Interest Funding Account Balance for Class A(2001-Emerald) reflects activity as of the end of the Monthly Period.

                        B. Interest to be paid on the corresponding Payment
                        Date:*
                                                                                                                        Amount of interest to
                                                                                                                        be paid on
                                                                                                                        corresponding
                                                                                                                        Interest Payment Date
                                                CUSIP
                                                                        Interest Payment Date   Interest Rate
                                                                                                 Number

                            Class A
                        Class A(2001-1)         55264TAC5               January 15, 2002        5.7500000%              $4,791,666.67
                        Class A(2001-2)         55264TAE1               January 15, 2002        2.1456300%              $864,212.08
                        Class A(2001-3)         55264TAG6               January 15, 2002        2.5400000%              $6,491,111.11
                        Class A(2001-4)         55264TAL5               January 15, 2002        2.0256300%              $1,631,757.50
                        Class A(2001-5)         55264TAM3               January 15, 2002        2.1056300%              $848,100.97
                        Total Class A           $14,626,848.33
                        Class B
                        Class B(2001-1)         55264TAA9               January 15, 2002        2.2706300%              $457,279.65
                        Class B(2001-2)         55264TAJ0               January 15, 2002        2.2556300%              $454,258.82
                        Class B(2001-3)         55264TAP6               January 15, 2002        2.4325000%              $263,520.83
                        Total Class B           $1,175,059.30
                        Class C
                        Class C(2001-1)         55264TAB7               January 15, 2002        2.9456300%              $593,217.15
                        Class C(2001-2)         55264TAD3               January 15, 2002        3.0456300%              $245,342.42
                        Class C(2001-3)         55264TAF8               January 15, 2002        6.5500000%              $2,183,333.33
                        Class C(2001-4)         55264TAK7               January 15, 2002        2.9456300%              $593,217.15
                        Class C(2001-5)         55264TAN1               January 15, 2002        3.2425000%              $472,864.58
                        Total Class C           $4,087,974.63

                        *  For Interest Payment information on the Emerald Note program, refer to Exhibit B to the Class A(2001-Emerald) Terms Document.

                        C. Targeted deposits to Class C Reserve sub-Accounts:
                        Targeted Deposit to     Actual Deposit          Class C Reserve         Class C
                        Class C Reserve         to Class C              sub-Account Balance     Reserve
                        sub-Account for         Reserve                 on Transfer Date        sub-Account
                        applicable Monthly      sub-Account for         prior to withdrawals    Earnings
                        Period                  applicable
                        Monthly Period

                        NOTHING TO REPORT

                        D. Withdrawals to be made from the C Reserve sub-Accounts on the corresponding Transfer Date:

                        Withdrawals for         Withdrawals for         Class C Reserve
                        Interest
                        Principal
                        sub-Account Balance
                        on Transfer Date
                        after withdrawals

                        NOTHING TO REPORT

                        E. Targeted deposits to Principal Funding sub-Accounts:

                         Targeted Deposit to    Actual Deposit to       Shortfall from          Principal               Principal Funding
                        Principal Funding       Principal Funding       earlier Monthly         Funding                 sub-Account
                        sub-Account for         sub-Account for         Periods                 sub-Account             Earnings
                        applicable Monthly      applicable Monthly      Balance on
                        Period                  Period                  Transfer Date

                        NOTHING TO REPORT

                        F. Principal to be paid on the corresponding Principal Payment Date:

                        CUSIP Number            Principal               Amount of principal
                        Payment Date
                        to be paid on
                        corresponding
                        Principal Payment
                        Date

                        NOTHING TO REPORT

                        G.                      Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount for the related Monthly
                        Period (as of the end of the prior Monthly Period):

                                                Initial Dollar          Outstanding             Adjusted Outstanding    Nominal Liquidation
                                                                        Principal  Amount
                                                                                                                        Principal
                                                                                                Principal Amount
                                                                                                                        Amount

                                                Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-2)         $500,000,000.00         $500,000,000.00         $500,000,000.00         $500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-Emerald)   $4,000,000,000.00       $4,000,000,000.00       $4,000,000,000.00       $4,000,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-5)         $500,000,000.00         $500,000,000.00         $500,000,000.00         $500,000,000.00

                        Total Class A:          $8,000,000,000.00       $8,000,000,000.00       $8,000,000,000.00       $8,000,000,000.00

                        Class B
                        Class B(2001-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2001-2)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2001-3)         $150,000,000.00         $150,000,000.00         $150,000,000.00         $150,000,000.00

                        Total Class B:          $650,000,000.00         $650,000,000.00         $650,000,000.00         $650,000,000.00

                        Class C
                        Class C(2001-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class C(2001-2)         $100,000,000.00         $100,000,000.00         $100,000,000.00         $100,000,000.00
                        Class C(2001-3)         $400,000,000.00         $400,000,000.00         $400,000,000.00         $400,000,000.00
                        Class C(2001-4)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class C(2001-5)         $150,000,000.00         $150,000,000.00         $150,000,000.00         $150,000,000.00

                        Total Class C:          $1,150,000,000.00       $1,150,000,000.00       $1,150,000,000.00       $1,150,000,000.00
                        Total:                  $9,800,000,000.00       $9,800,000,000.00       $9,800,000,000.00       $9,800,000,000.00

                        H. Class A Usage of Class B and Class C Subordinated Amounts:

                        Class A Usage of        Class A Usage of Class  Cumulative Class A      Cumulative Class A
                        Class B                 C Subordinated Amount   Usage of Class B        Usage of Class C
                        Subordinated Amount     for this Monthly Period Subordinated Amount     Subordinated Amount
                        for this Monthly
                        Period

                        NOTHING TO REPORT

                        I. Class B Usage of Class C Subordinated Amounts:
                        Class B Usage of Class C                        Cumulative Class B
                        Subordinated Amount for Usage of Class C
                        this Monthly Period     Subordinated Amount

                        NOTHING TO REPORT

                        J. Nominal Liquidation Amount for Tranches of Notes Outstanding during related Monthly Period:

                                                Beginning Nominal       Increases from          Increases from          Reimbursements          Reductions due to       Reductions due to       Reductions due to       Ending Nominal
                                                Liquidation Amount *    accretions on           amounts withdrawn       from Available          reallocations of        Investor                amounts on              Liquidation
                                                 Principal for           from the Principal      Funds                   Available Principal     Charge-Offs             deposit in the          Amount
                                                Discount Notes          Funding                 Amounts                 Principal Funding
                                                sub-Account in          sub-Account
                                                respect of
                                                Prefunding Excess
                                                Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-2)         $500,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-Emerald)   $4,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $4,000,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-5)         $500,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                                                $8,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $8,000,000,000.00
                        Class B
                        Class B(2001-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2001-2)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2001-3)         $150,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $150,000,000.00
                                                $650,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $650,000,000.00
                        Class C
                        Class C(2001-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2001-2)         $100,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $100,000,000.00
                        Class C(2001-3)         $400,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $400,000,000.00
                        Class C(2001-4)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2001-5)         $150,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $150,000,000.00
                                                $1,150,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,150,000,000.00
                         Total:                 $9,800,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $9,800,000,000.00

                        *  The Beginning Nominal Liquidation Amount for Class A(2001-Emerald) is reported as of the end of the Monthly Period.

                        K. Excess Available Funds and 3 Month Excess Available Funds:
                        Excess Available Funds  70,253,896.32

                        Is 3 Month Excess Available Funds less than 0 ? (Yes/No)                        NO

                           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Not

                        MBNA AMERICA BANK,

                        NATIONAL ASSOCIATION,

                         as Beneficiary of the MBNA Credit
                        Card Master Note Trust

                         and

                         as Servicer of the MBNA Master
                        Credit Card Trust II

                        Name:                   Christopher Harris
                        Title:                  First Vice President

                        C-1                     MBNAseries